SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) June 19, 2002

                             SUREWEST COMMUNICATIONS

             (Exact Name of Registrant as Specified in Its Charter)

                                   California

                 (State or Other Jurisdiction of Incorporation)

     0-556                                             68-0365195
(Commission File Number)                    (IRS Employer Identification No.)

211 Lincoln Street, Roseville, California                95678

(Address of Principal Executive Offices)               (Zip Code)

                                 (916) 786-6141

              (Registrant's Telephone Number, Including Area Code)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

     On June 19, 2002, SureWest Communications issued a press release announcing its execution of an asset purchase agreement to acquire assets from Western Integrated Networks, Inc. a business providing voice, data and video services in Sacramento, California. The press release is attached as Exhibit 99 to this Form 8-K.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

     (c) Exhibits

     Exhibit 99. SureWest Communications Press Release issued June 19, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             SUREWEST COMMUNICATIONS


Date   June 19, 2002     By /s/ Michael D. Campbell

                         Executive Vice President and Chief Financial Officer

                                                    EXHIBIT INDEX



99       SureWest Communications Press Release issued May 15, 2002.

                                  NEWS RELEASE
                                   Exhibit 99


                             FOR IMMEDIATE RELEASE